                                                                   EXHIBIT 10.63



                                                  March 9, 2000


Mr. Steven J. Lee
112 Farm Road
Sherborn, MA   01770

                      Re: AMENDMENT OF EMPLOYMENT AGREEMENT
Dear Steve,

This letter agreement serves to further amend the employment agreement dated as of May 16, 1990, by and between you and PolyMedica Industries, Inc. (the "Company"), as amended by certain letter agreements dated as of June 1, 1991; December 5, 1991; March 18, 1993; March 31, 1994; April 11, 1995; April 3, 1996;
July 1, 1997; July 1, 1998; September 22, 1998; and June 14, 1999 (together, the "Employment Agreement").

         SALARY. The Base Salary, as defined in Section 3.1. of the Employment Agreement, shall be increased to $400,000 effective April 1, 2000.

If the foregoing is acceptable to you, please indicate your agreement by signing a copy of this letter agreement and returning it to the undersigned.

                                                      Very truly yours,

                                                      /s/ Arthur A. Siciliano

                                                      Arthur A. Siciliano
                                                      President
ACCEPTED AND AGREED TO:


/s/ Steven J. Lee
------------------------------
Steven J. Lee
Chairman, Chief Executive Officer and Director
(Principal Executive Officer)